SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                         [ ]
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Check the appropriate box:
Preliminary Proxy Statement                                     [X]
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of the Commission Only (as permitted by Rule 14a-6(e) (2)       [ ]
Definitive Proxy Statement                                      [ ]
Definitive Additional Materials                                 [ ]
Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                           YARDVILLE NATIONAL BANCORP
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     COMMITTEE TO PRESERVE SHAREHOLDER VALUE
    -------------------------------------------------------------------------
    (Name of Person (s) filing Proxy Statement, if other than the Registrant)

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[X] No fee required
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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                           YARDVILLE NATIONAL BANCORP

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 3, 2006

                                   ----------

                PROXY STATEMENT OF THE YARDVILLE NATIONAL BANCORP
            COMMITTEE TO PRESERVE SHAREHOLDER VALUE (THE "COMMITTEE")
         [OPPOSES THE BOARD OF DIRECTORS OF YARDVILLE NATIONAL BANCORP]

This Proxy Statement and WHITE proxy card are being furnished to holders of the common stock (the "Shareholders"),(the "Common Stock") of Yardville National Bancorp (the "Company") a New Jersey Corporation, in connection with the solicitation of proxies (the "Proxy Solicitation") by the Yardville National Bancorp Committee to Preserve Shareholder Value (the "Committee"). The Annual Meeting of Shareholders is to be held on May 3, 2006. Please refer to the Company's proxy statement for the time and location of this meeting (the "Annual Meeting"). Shareholders who own the Common Stock on March 17, 2006 will be entitled to vote ("Annual Meeting Record Date"). The Company's principal executive offices are located at 2465 Kuser Road, Hamilton, NJ 08690.

At the Annual Meeting, the Company will be seeking (i) the election of three Directors for a term of three years or until a successor has been elected and qualified* and (ii) ratification of the appointment of KPMG, LLP independent auditors.

The Committee members own approximately 896,954 shares, which represents __.__% of the Company's outstanding Common Stock, as of __________, 2006, based upon the Company's Form 10-K filed for the period ending December 31, 2005 and are soliciting the votes of other Shareholders to elect three (3) Directors for a three year term at this year's Annual Meeting in opposition to the three (3) directors nominated for election by the Company. The Committee is soliciting your proxy in support of the election of Lawrence Seidman (Seidman), or if Mr. Seidman is not eligible, Harold Schechter (Schechter) will be the nominee, Dennis Pollack (Pollack), and Patrick Robinson (Robinson) (the "Committee Nominees") to the Company's Board of Directors.

On January 25, 2006, the Company's Board of Directors amended its By-laws and added Article II, Section 10 to its By-laws, which provided for certain qualifications of directors. See Form 8-K dated January 25, 2006, and filed on January 31, 2006. It is the Company's position that the By-laws prohibit Mr. Seidman from being a director. It is Mr. Seidman's counsels opinion that the By-law amendment is unenforceable and not applicable to Mr. Seidman. A lawsuit challenging the By-law has been instituted by way of an Order to Show Cause in the Superior Court of New Jersey (Chancery Division) Passaic County. Therefore, Mr. Seidman's ability to be a nominee will be decided by the Court. Therefore, four (4) nominees have been nominated and if Mr. Seidman is eligible to be a director, Schechter's nomination will be withdrawn. If not, Mr. Schechter will be the nominee.

The Committee consists of the Committee Nominees, Seidman and Associates, L.L.C.("SAL"), a New Jersey Limited Liability Company; Seidman Investment Partnership, L.P.; ("SIP"), a New Jersey Limited Partnership; Seidman Investment Partnership II, L.P.("SIP II"), a New Jersey Limited Partnership; Broad Park Investors, L.L.C., a New Jersey Limited Liability Company ("Broad Park"), Federal Holdings, LLC ("Federal"), a New York Limited Liability Company; Pollack Investment Partnership, LP ("PIP"), a New Jersey Limited Partnership, Seidman,

----------
* On or about December 21, 2005, the Company's Board of Directors reduced the size of the Board of Directors of the Company and its principal subsidiary, The Yardville National Bank ("the Bank"), from fifteen (15) to thirteen
    (13). The Company's By-laws and Certificate of Incorporation require that the directors of the Company be divided into three classes, as nearly equal in members as possible, therefore, if there is a change in the number of directors up for election in 2006, the Committee may nominate a fourth candidate. (See Form 8-K dated December 21, 2005, and filed on December 28, 2005.

Pollack, Robinson, and Schechter. This Proxy Statement and WHITE proxy card are being first mailed or furnished to Shareholders on or about March ____, 2006.

The Committee's goal is to preserve shareholder value and it is the opinion of the Committee that one of the best ways to accomplish this goal is through the representation of a significant shareholder on the Board of Directors. Mr. Seidman requested that the Board be expanded by one (1) and that Pollack be added to the Board. This would have avoided the need for a time consuming and expensive proxy contest. The Company refused this request. Through representation on the Board of Directors, the Committee's Nominees will attempt to persuade the Board of Directors to: (i) implement a share repurchase program; and (ii) retain an investment banker to determine the value of the Company in a sale versus remaining independent.

Remember, your last dated proxy is the only one that counts, so return the WHITE card even if you delivered a prior proxy. We urge you not to return any proxy card sent to you by the Company.

Your vote is important, no matter how many or how few shares you hold. If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote your shares, and only upon receipt of your specific instructions. Accordingly, please return the WHITE proxy card in the envelope provided by your Bank or Broker or contact the person responsible for your account and give instructions for such shares to be voted for the Committee Nominees.

If your shares are registered in more than one name, the WHITE proxy card should be signed by all such persons to ensure that all shares are voted for the Committee's Nominees.

Please refer to the Company's proxy statement for a full description of management's proposals, the securities ownership of the Company, the share vote required to ratify each proposal, information about the Company's Officers and Directors, including compensation, information about the ratification of the appointment of KPMG, LLP, as independent auditors and the date by which Shareholders must submit proposals for inclusion at the next Annual Meeting.

Holders of record of shares of Common Stock on the Annual Meeting Record Date are urged to submit a proxy, even if such shares have been sold after that date. The number of shares of Common Stock outstanding as of the Annual Meeting Record Date is disclosed in the Company's proxy statement. Each share of Common Stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your shares, please call:

                                D. F. King & Co.
                             Attn: Richard Grubaugh
                                 48 Wall Street
                            New York, New York 10005
                       (Call Toll Free (800) ___ ____ )

                              THE COMMITTEE'S GOAL:
                        OUR GOAL IS TO MAXIMIZE THE VALUE
                         OF THE COMPANY'S STOCK FOR ALL
                                  SHAREHOLDERS

The Committee believes its fellow Shareholders have the same goal: to maximize the value of the Company's stock they purchased. The Committee believes that the Company should immediately retain an investment banker to analyze the Company's value in a sale versus remaining independent to assist the Company's Board in reaching an informed decision on how to maximize shareholder value. An investment banking firm would be able to provide the Board with invaluable statistical and market data that the Company could not obtain on their own. This information should assist the Board in making an informed financial decision. In addition, the investment banker would also be asked to evaluate whether the Company can make in-market acquisitions that are accretive (acquisitions that will add to the earnings per share of the Company within one year) and hopefully suggest ways to improve the Company's efficiency ratio.

The only way the Committee can be assured that its proposals receive appropriate consideration is through Board representation. The Committee has urged management to pursue acquisition/merger discussions with potentially interested banks so the Company could properly compare the economic benefits of an acquisition of other financial institutions to a sale of the Company.

No guarantee, or assurance, can be given that the Committee's proposals would result in a maximization of shareholder value. It is simply, and solely, the Committee's opinion that these proposals are likely to produce positive results for all Shareholders.

                   THE CONSULTING AGREEMENT AND MR. SEIDMAN'S
                         CORRESPONDENCE WITH THE COMPANY

On February 18, 2005, Mr. Seidman and the Company entered into a Consulting Agreement (Agreement) that terminated on January 31, 2006. Pursuant to the Agreement, Mr. Seidman was to provide consulting services and the Company was to consider Mr. Seidman for a future Board seat. (See Schedule 13D, Amendment No. 1 filed on February 18, 2005 and Form 8-K filed by the Company on February 18, 2005.)

As required by the Company's nominating procedures for Board consideration, on May 4, 2005 and June 16, 2005, Mr. Seidman sent a letter to Patrick M. Ryan
(Ryan), President and Chief Executive Officer of the Company, and Daniel J. O'Donnell, Secretary of the Company, respectively, requesting to be considered for the Board pursuant to the terms of the Agreement. (See Schedule 13D, Amendment No. 2 and No. 4 filed on May 4, 2005 and June 17, 2005 respectively.)

On August 15, 2005, Mr. Seidman sent a letter to Mr. Ryan requesting a meeting with the entire Board for August 31, 2005. This was Mr. Seidman's second request. (See Schedule 13D, Amendment No. 5 filed on August 16, 2005.)

On November 9, 2005, Mr. Seidman sent a letter to Mr. Ryan requesting that the Agreement be terminated because the entire Board had refused to meet with him and the Company had not provided Mr. Seidman with any information to enable him to properly perform his consulting services pursuant to the Agreement. In addition, Mr. Seidman expressed his surprise by the regulatory agreement entered into by the Company with the Office of the Comptroller of the Currency (OCC). (See Schedule 13D, Amendment No. 6 filed on November 10, 2005.)

On November 30, 2005, Mr. Seidman wrote a letter to Mr. Ryan to correct statements made by Mr. Ryan in an article published on SNL Interactive and to again assert that in Mr. Seidman's opinion, the Company violated the Agreement. Mr. Seidman also responded to Mr. Ryan's statement at a November investor conference that the Company was a growth company. Mr. Seidman pointed out that at this time in the credit cycle, being a growth company may not be the best course of action for the Company on a risk/reward benefit analysis basis. (See Schedule 13D, Amendment No. 7 filed on December 1, 2005.)

                            THE COMPANY HAS INCURRED
                           TOO MANY BUMPS IN THE ROAD

Mr. Ryan has described the Bank's past operational difficulties as "bumps in the road." Mr. Ryan has stated to Mr. Seidman that significantly increasing the Federal Funds borrowing in or about 1999, for a term of approximately ten (10) years by approximately $700 million, was a major mistake for which he takes full responsibility. This strategy caused the Company's earning to be reduced when the interest earned on its assets declined while the cost of the borrowing did not decline in the same manner.

One such bump occurred in 2001, when earnings per share declined to $1.11 from $1.47 in 2000. In 2001, the long-term, high-cost borrowings on the balance sheet were matched against loans and securities that had falling yields due to declining short-term interest rates. As a result, the Company's net interest margin was badly squeezed, falling to 2.17% from 3.07% in 2000. Additionally, to improve its interest rate risk position, the Company paid off $50.0 million in Federal Home Loan Bank advances, incurring an extraordinary after-tax loss of $0.19 per share.

The next bump occurred in the fourth quarter of 2003. The Company only earned $0.02 per share, down from $0.29 in the third quarter of 2003. This time, the blame can be attributed to inadequate credit risk management. Net charge-offs, most of which came from two commercial loan relationships, skyrocketed to $6.9 million from $848,000 in the previous quarter, leading to a $4.8 million increase in the loan loss provision.

The interest rate increases that began in June 2004 helped mitigate the asset/liability mismatch and spurred earnings growth up through the first half of 2005. But the bad news resurfaced on August 31, 2005, when the Company's principal subsidiary, The Yardville National Bank ("Bank") entered into an agreement with the Office of the Comptroller of the Currency (OCC). The regulatory agency found deficiencies with the bank's capital levels, internal audit, board and management supervision, and credit and risk management. As set forth in the Agreement, the Bank is not classified as "well capitalized" or as a "financial holding company." (See the Agreement attached hereto as an Exhibit and Form 8-K dated August 31, 2005, filed on September 2, 2005.)

One of the Company's responses to the agreement was to raise $8.7 million in a private placement completed on November 3, 2005 (See Form 8-K dated November 3, 2005, filed on November 7, 2005.) While this will most likely bring the Bank into compliance with the OCC's required capital levels, it was dilutive to Shareholders, increasing the shares outstanding by 2.17%. Mr. Seidman recommended to Mr. Ryan that the Company consider shrinking the Company's balance sheet through the sale of loans, most likely at a profit, to achieve compliance with the OCC capital requirements. Mr. Seidman, supposedly a consultant to the Company, also requested to review certain information to help refine his recommendation and have the opportunity to express his views on this matter to the entire Board. Both of Mr. Seidman's requests were denied.

The most recent negative announcement came on November 8, 2005, when the Company placed $8.7 million of loans, representing a single relationship to a contracting company on non-accrual status. This non-performing loan principally caused the Company to increase the fourth quarter charge-offs and loan loss provision in comparison to the third quarter of 2005, and fourth quarter of 2004 as shown below. (See Form 10-Q for the period ended September 30, 2005, Section 9 "Subsequent Events.")

This loan also principally caused the Company's non-performing loans to significantly increase as shown below.

                          4th Quarter 2005   3rd Quarter 2005   4th Quarter 2004
-----------------------   ----------------   ----------------   ----------------
Net loan charge-offs      $      4,799,000   $      1,148,000   $      2,265,000
Non-performing loans      $     18,613,000   $     13,995,000   $     10,008,000
Loan loss provision       $      4,830,000   $      2,100,000   $      2,800,000

(See the Company's January 30th Earning Release and Form 10-Q for the period ended September 30, 2005.)

To examine the relative financial performance of the Company, Mr. Seidman constructed a peer group of 63 publicly-traded commercial banks with between $2 billion and $4 billion in total assets. The peer group median for return on average assets for the last twelve months, from December 31, 2005, was 1.14%, compared to just 0.72% for the Company. The peers had a median return on average tangible equity of 17.29% for the last twelve months, versus 12.78% for the Company.

So in the last few years, the Company has experienced two blow-ups in credit quality, taken on significant interest rate risk that adversely affected its net income and received a vote of no-confidence from its primary regulatory agency. That's too many bumps in the road. Hopefully, the Company Shareholders won't get knocked off the road from the extreme turbulence.

                          THE OFFICE OF THE COMPTROLLER
                            OF THE CURRENCY AGREEMENT

As stated above, on August 31, 2005, the Bank entered into an Agreement with the OCC. A copy of the entire Agreement is attached hereto as Exhibit A for each Shareholder to review.

F. Kevin Tylus (Tylus) has been a Board member since 1992, and therefore served on the Board during the above described "bumps in the road." He has also been a member of the Audit Committee (from January 1, 1995 to September 27, 1995), the Organization and Compensation Committee (from 1996 to September 2004), and the Nominating Committee (from April 2004, to November 2004). Instead of being reprimanded for the Company failures, Mr. Tylus was rewarded by the Company and hired in October 2004 as Senior Executive Vice President and Chief Administration Officer. In February 2005, he was promoted to Senior Executive Vice President and Chief Operating Officer of the Company. On January 27, 2006, Mr. Tylus was appointed President of the Company. It appears that Mr. Tylus was hired to cure the deficiencies and problems pointed out by the OCC that occurred while he was a director of the Company. This is analogous to putting the fox in the hen house to fix the hen house.

                               POTENTIAL CONFLICTS
                       OF INTEREST BETWEEN THE DIRECTORS,
                        THE COMPANY, AND ITS SHAREHOLDERS

Sidney L. Hofing (Hofing) was a member of the board since 1997 and resigned on December 21, 2005. Samuel D. Marrazzo (Marrazzo) is presently a member of the Board seeking re-election. Christopher S. Vernon (Vernon) is a member of the Board but is not seeking re-election at the 2006 Annual Meeting. All three individuals have had material business relationships with the Company. (See the 2005 Proxy Statement Section IX Certain Transactions with Directors and Officers and Form 8-K dated January 24, 2006 and filed on January 30, 2006.)

Mr. Hofing's material business relationships with the Company are as follows:

    In October 1999, upon expiration of the initial five-year term, the Bank renewed its lease for a five-year period for its Trenton, New Jersey branch office, which is owned by the Lalor Urban Renewal Limited Partnership. The Lalor Corporation, which is the general partner of the limited partnership, is owned by Sidney L. Hofing. Under the lease, the Bank is obligated to pay approximately, $2,000 per month, excluding utilities and maintenance expenses.

    In July 2000, the Bank signed a ten-year lease with four five-year renewal options for its Lawrence, New Jersey branch office. The property is owned by Union Properties, LLC. Sidney L. Hofing has an ownership interest in Union Properties, LLC. Under the terms of the lease, the Bank is obligated to pay approximately $7,300 per month, excluding utilities and maintenance expenses.

    In May 2001, the Bank signed a ten-year lease with three five-year renewal options for its Bordentown, New Jersey branch office. The Bank acquired the property from the bankruptcy estate of a borrower and sold the property to BYN, LLC, a limited liability company of which Sidney L. Hofing is a member. The purchase price was $537,000. Under the terms of the lease, the Bank is obligated to pay approximately $7,000 per month, excluding utilities and maintenance expenses.

    In October 2001, the Bank signed a fifteen-year lease with three five-year renewal options for its Hunterdon County Regional Headquarters. The property is owned by FYNB, LLC. Sidney L. Hofing had an ownership interest in FYNB, LLC, but several members of Mr. Hofing's family including his spouse continue to have an ownership interest. Under the terms of the lease, the Bank is obligated to pay approximately $17,500 per month, excluding utilities and maintenance expenses.

    In April 2005, the Bank signed a fifteen-year lease with two five-year renewal options for a branch to be constructed and located in West Windsor, New Jersey. The property is owned by WWM Properties, LLC. Sidney L. Hofing has an ownership interest in WWM Properties, LLC. Under the terms of the lease, the Bank is obligated to pay (upon commencement) $11,250 per month, excluding utilities and maintenance expenses.

    In April 2005, the Bank signed a fifteen-year lease with two five-year renewal options for a branch to be constructed and located in Falls Township, Pennsylvania. The property is owned by MYNB, LLC. Sidney L. Hofing has an ownership interest in MYNB, LLC. Under the terms of the lease, the Bank is obligated to pay (upon commencement) $9,421 per month, excluding utilities and maintenance expenses.

    Mr. Ryan told Mr. Seidman that the Bank intends to enter into several more leases with entities in which Mr. Hofing, or his family, have an ownership interest.

Mr. Marrazzo's material business relationship with the Company is as follows:

    In April 2000, the Bank signed a five-year lease with three five-year renewal options for its branch in Marrazzo'a Thriftway in West Trenton, New Jersey. The property is owned by Serenity Point, LLC. Samuel D. Marrazzo, has an ownership interest in Serenity Point, LLC and owns and operates Marrazzo's Thriftway. Under the terms of the lease, which was executed prior to Mr. Marrazzo becoming a member of the Board, the Bank is obligated to pay $2,100 per month, excluding utilities and maintenance expenses.

Mr. Vernon's material business relationships with the Company are as follows:

    In January 2005, the Bank signed a five-year lease with two five-year renewal options for its storage and maintenance facility. The property is owned by Lalor Storage, LLC. Mr. Vernon has an ownership interest in Lalor Storage, LLC. Under the terms of the lease, the Bank is required to pay $14,984 per month, including utilities and maintenance expenses.

    In June 2005, the Bank sold its former operations building to Mr. Vernon. The purchase price was $650,000 and the Board recorded a gain of $429,000. The Bank leased the basement of the building from June 2003 to January 2005. Under the terms of the lease, the board paid $2,783 per month, including utilities and maintenance expenses.

    On January 24, 2006, the Board entered into a lease with Vernon Holdings 101837, LLC for certain premises located in the Cream Ridge Mews Shopping Center, 403 Route 539, Cream Ridge (Plumsted Township), New Jersey. Mr. Vernon has an ownership interest in Vernon Holdings 101837, LLC. The lease provides for an initial term through November 30, 2006, followed by a month-to-month tenancy that will continue until the earliest of the relocation of the Bank to another site on the same property, a re-negotiation of the lease for the subject premises, or sixty-days notice by either party. During the initial term of the lease, the Bank is obligated to pay monthly fixed rent of $3,483.33, plus taxes, insurance premiums and common area costs allocated to the subject premises, as well as utilities and maintenance expenses.

The Company disclosed that certain of its officers, directors, and their associates have outstanding loans from the Bank. Mr. Seidman was told that Mr. Hofing does have outstanding loans from the Bank. The Company should disclose the payment terms, interest rates and nature of collateral (if any) of those loans to Mr. Hofing and if Mr. Marrazzo, Mr. Vernon, or any other director has any loans, the same information should be disclosed for them. In addition, the Company should disclose whether any loans made to Messrs. Hofing, Mazarro, or Vernon are secured by any of the properties leased by the Company from them. This information is especially important with reference to the Bordentown branch that was sold to Mr. Hofing by the Company. (See May, 2001 lease description above.)

It is the Committee's position that its Nominees, since it is expected that they will not have any material business relationships with the Company or Bank, will be more independent and will better represent the interest of all the Shareholders. If elected, the Committee Nominees will conduct a review of the above lease transactions to determine if, in their opinion, they were entered into on terms at least as favorable as those available from third parties. The Committee Nominees are not asserting that there were any improprieties in connection with the above leases.

                   THE PRICE RECEIVED BY ALL NEW JERSEY BANKS
                   IN THE LAST TWO CALENDAR YEARS COMPARED TO
                         THE COMPANY'S FINANCIAL RESULTS

The Company's stock, based upon its closing price of $36.93 on February 27, 2006, is trading at 2.26 times its December 31, 2005 approximate $16.35 book value and 19.54 times its twelve month December 31, 2005 diluted earnings per share of $1.89. The Company's return on average equity for calendar year 2005 was 12.57%. In the opinion of the Committee, unless the Company can do a material accretive acquisition, or significantly increase its earnings per share and return on equity, a sale of the Company at this time may be more economically beneficial than the Company remaining an independent financial institution. These facts are supported by the following chart, which reflects the mean and median price to book value, price to last twelve months earnings multiple and deposit premium paid for New Jersey commercial banks acquired in 2005 and 2004.

       NEW JERSEY MERGER ACTIVITY 2004 IN EXCESS OF $25 MILLION DEAL VALUE

                                                                                                                      FRANCHISE
                                                                                                PRICE/                 PREMIUM/
                                                                         DEAL       PRICE/       LTM      (1)PRICE/      CORE
         Buyer/                                            ANNOUNCE     VALUE        BOOK      EARNINGS    DEPOSIT     DEPOSITS
BANKS    Seller                                              DATE       ($M)        VALUE        (x)        (1)(3)      (2)(3)
-------------------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
1.
Sun Bancorp Inc./Community Bancorp of NJ                    2/16/04        83.2      316.15       33.36       25.53       20.23
Fulton Financial Corp./First Washington Fin. Corp.          6/14/04       127.2      318.15       25.51       31.76       23.42
Monmouth Community Bancorp/Allaire Community Bank           6/30/04        53.0          NM          NM          NM          NM
Valley National Bancorp/NorCrown Bank                       11/9/04       141.0      317.30       24.15       25.49       19.70
Valley National Bancorp/Shrewsbury Bancorp                  12/2/04       136.0      213.24       22.99       40.10       22.90
Center Bancorp Inc./Red Oak Bank                           12/17/04        27.0      221.32       40.27       36.25       24.79
                                                             MEAN          94.6       277.2        29.3        31.8        22.2
                                                            MEDIAN        105.2       316.2        25.5        31.8        22.9

       NEW JERSEY MERGER ACTIVITY 2005 IN EXCESS OF $25 MILLION DEAL VALUE

                                                                                                                      FRANCHISE
                                                                                                PRICE/                 PREMIUM/
                                                                         DEAL       PRICE/       LTM      (1)PRICE/      CORE
         Buyer/                                            ANNOUNCE     VALUE        BOOK      EARNINGS    DEPOSIT     DEPOSITS
BANKS    Seller                                              DATE       ($M)        VALUE        (x)        (1)(3)      (2)(3)
-------------------------------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
1.
Fulton Financial Corp./SVB Financial Services Inc.          1/11/05        89.6      302.28       25.88       21.29       15.90
Interchange Financial Svcs./Franklin Bank                   6/23/05        25.3      241.72       18.22       36.18       22.93
TD Banknorth, Inc./Hudson United Bancorp                    7/11/05     1,898.7      360.35       15.12       30.36       27.34
Two River Community Bank/Town Bank                          8/16/05        39.0      258.65       25.00       29.93       23.30
Sun Bancorp, Inc./Advantage Bank                            8/25/05        37.0      244.20       42.85       24.42       17.99
Susquehanna Bancshares,Inc./Minotola National Bank         11/04/05       166.1      205.68       25.48       30.80       17.23
                                                             MEAN         376.0       268.8        25.4        28.8        20.8
                                                            MEDIAN         64.3       251.4        25.2        30.1        20.5

The source of the above ratios is SNL Financial DataSource. The Committee has used SNL Financial instead of the ratios provided by individual financial institutions, or its own calculations, because of SNL Financial's standardized methodology for calculating the ratios in contrast to various methods to calculate the ratios used by different individuals and institutions. The Committee has not independently verified the accuracy of the SNL Financial ratios.

Based upon the bank 2004 mean and median valuations, shown above, the Company based upon an approximate $16.35 book value, $1.89 diluted earnings per share and $1,972,717 billion in total deposits and $1,739,739 in core deposits for the Calendar Year ending 2004, is worth the following per share dollar amounts:

                                                Price/     Franchise Premium/
                                               Deposit        Core Deposits
                  Book Value   LTM Earning      (1)(3)           (2)(3)
                 -----------   -----------   -----------   ------------------
MEAN                   45.33         55.29         50.69                51.49
MEDIAN                 51.69         48.21         50.69                52.61

Based upon the bank 2005 mean and median valuations, shown above, the Company based upon an approximate $16.35 book value, $1.89 diluted earnings per share and $1,972,717 billion in total deposits and $1,739,739 in core deposits for the Calendar Year 2005, is worth the following per share dollar amounts:

                                                Price/     Franchise Premium/
                                               Deposit        Core Deposits
                  Book Value   LTM Earning      (1)(3)           (2)(3)
                 -----------   -----------   -----------   ------------------
MEAN                   43.95         48.05         45.90                49.26
MEDIAN                 41.11         47.70         47.98                48.78

----------
(1) PRICE/DEPOSIT - Deal Value as a percentage of the Entity Sold's total deposits. If the Buyer acquires less than 100% of the Entity Sold's Equity, the denominator of the ratio is multiplied by the percent acquired.

DEAL VALUE -- Aggregate price paid for the equity of the Entity Sold in the transaction, as of the event in question. Where available, Deal Value is calculated as the number of fully diluted shares outstanding, less the number of shares excluded from the transaction, multiplied by the deal value per share, less the number of "in the money" options/warrants/stock appreciation rights times the weighted average strike price of the options/warrants/stock appreciation rights. Deal Value excludes debt assumed and employee retention pools.

(2) FRANCHISE PREMIUM/CORE DEPOSITS - (Deal Value - Entity Sold's Tangible
Book)/Entity Sold's Core Deposits.

CORE DEPOSITS - Federally insured Bank deposits, excluding accounts with balances over $100,000 and brokered deposits.

TANGIBLE EQUITY - Total Equity less Total Intangible Assets.

(3) The source for the above ratios and definitions is SNL Financial.

There can be no assurance or guarantee that the Company would receive a price equal to or greater than the mean or median ratio stated above.

            THEREFORE A VOTE FOR THE COMMITTEE NOMINEES IS A VOTE TO
            START THE PROCESS TO COMMENCE A SHARE REPURCHASE PROGRAM,
          ATTEMPT TO DO AN ACCRETIVE ACQUISITION, AND IF NOT POSSIBLE,
            SELL THE COMPANY FOR A PREMIUM PRICE, WHICH IS OPPOSED BY
                        THE PRESENT BOARD AND MANAGEMENT

Each Shareholder should be aware that the present election is only to elect three Directors to the Board of Directors of the Company (the Committee is running three nominees) and has nothing to do with the election of Directors for the Bank, the principal operating subsidiary of the Company. The present Directors of the Company, even if the Committee Nominees win this election, will still be able to appoint the Board of Directors of the Bank, including the Company Nominees, even if they lose the election.

If a sale of the Company is not possible at a satisfactory price, the Committee Nominees, if elected, will (i) review in detail the Company's business plan,

(ii) discuss the Company's business plan with the Company's management, advisors, and the other directors and (iii) based upon their past business experience, make recommendations they believe will have the effect of increasing the Company's net income, earnings per share, earning assets and deposits. There is no assurance that the Committee Nominees would have any suggestions that the Company had not already considered. Furthermore, there is no assurance that any suggestions made by the Committee Nominees would be approved by a majority of the Company's Board. The Committee Nominees would however, request that the Company implement an aggressive stock repurchase program. In addition, the Committee Nominees would attempt to persuade the Company to pursue an accretive acquisition. The Board of Directors of the Company would have to determine a satisfactory price, which could be either all cash or stock or a combination of cash and stock. (The Board would have to make the same determination with respect to the consideration to be received in connection with a sale of the Company.) To accomplish the Committee's goal, the Committee Nominees, if elected, will need the cooperation of four of the other Directors. Furthermore, the Committee Nominees' plans could change, subject to the fiduciary duty they will owe to all Shareholders, if elected.

The Committee bases its position that the Board of Directors and Management of the Company oppose a sale of the Company upon statements by Mr. Ryan to Mr. Seidman during several of their meetings and subsequent phone conversations. Mr. Ryan stated that at the present time, the Board is not interested in pursuing a sale of the Company and would prefer remaining independent.

Shareholders will not be afforded a separate opportunity to vote on the implementation of a stock repurchase program. Shareholders will be required to vote on certain sales or mergers involving stock, but a cash acquisition may not require Shareholder approval.

                   MR. SEIDMAN'S PAST HISTORY OF PROMOTING THE
                        MAXIMIZATION OF SHAREHOLDER VALUE

Seidman has been involved in proxy contests in connection with the following ten separate companies since 1995, IBS Financial Corp. ("IBSF"), Wayne Bancorp, Inc. ("WYNE"), South Jersey Financial Corp., Inc. ("SJFC"), Citizens First Financial Corp. ("CFSB"), Yonkers Financial Corp. ("YFCB"), First Federal Savings and Loan Association of East Hartford ("FFES"), Vista Bancorp, Inc. ("Vista"), United National Bancorp ("UNBJ"), GA Financial, Inc. ("GAF") and Kankakee Bancorp, Inc. ("KNK") seeking to maximize shareholder value by either an accretive acquisition or sale of the respective companies. IBSF, WYNE, FFES, VBNJ, UNBJ, GAF, YFCB and SJFC were sold at significant premiums to their book value and earnings, as shown by the following chart:

                                                             LTM
                                            Multiples [X]    EPS
Seller       Buyer                          Book Value %     [X]     Director Nominees
----------   ----------------------------   -------------   ------   ------------------------------------
WYNE         Valley National Bancorp             2.00        35.1    Seidman nominee on Board
IBSF         Hudson United Bancorp               1.87        38.4    No Seidman director on Board
SJFC         Richmond Cty. Fin. Corp.            1.16        24.7    Seidman and Seidman nominee on Board
FFES         Connecticut Bancshares, Inc.        1.37        13.5    Seidman on Board by consent
VBNJ         United National Bancorp             2.52        19.6    No Seidman director on Board
UNBJ         PNC Fin. Svcs. Group, Inc.          2.37        21.9    No Seidman director on Board
GAF          First Commonwealth Financial        1.84        24.3    No Seidman director on Board
YFCB         Atlantic Bank of New York           1.52        16.2    No Seidman director on Board

Seidman was not successful in his proxy contest with CFSB, VBNJ, UNBJ, YFCB or KNK. However, Seidman was successful in having CFSB conduct a Dutch Auction for 15% of its outstanding shares. Seidman had proposed this Dutch Auction and, in an agreement with CFSB, agreed to tender the shares he controlled into the auction and to execute a standstill agreement. CFSB's counsel told Mr. Seidman that unless he was willing to tender his shares and enter into the Standstill Agreement, CFSB would not conduct the Dutch Auction. Thus, the Dutch Auction resulted in large measure from proposals made by, and actions undertaken, by Seidman. With respect to YFCB, Seidman continually pushed YFCB to sell. On November 14, 2001, YFCB announced a sale to Atlantic Bank of New York at $29.00 cash per share, based upon the above ratios.

The Board of Directors of FFES, CNYF and AHCI, each agreed voluntarily to increase by one (1) the size of the Board and Seidman was added to each respective Board. With respect to FFES, Seidman conducted a proxy contest to have the FFES Shareholders vote to rescind certain By-laws amendments. This proxy contest was successful. Thereafter, Seidman was added to the Board. CNYF was sold to Niagara Bancorp, Inc. at a premium price of 1.30 times book and
27.57 times its last twelve (12) month earnings. AHCI was sold to Hudson River Bancorp, Inc. at a premium price of 1.25 times book and 25.60 times its last twelve (12) months earnings.

In addition, Seidman filed a Schedule 13D disclosing a plan to maximize shareholder value through an accretive acquisition or sale of 1st Bergen Bancorp, Inc. ("FBER"), Eagle BancGroup, Inc. ("EGLB"), Jade Financial Corporation ("IGAF") and Alliance Bancorp of New England, Inc. ("ANE"). All four institutions were sold after the respective announcements. FBER was sold to Kearney Savings Bank for 1.78 % of book value and 28.6 times earnings. EGLB was sold to First Busey Corporation ("FBC") for 1.41% of book value and 30.3 times earnings. IGAF was sold to PSB Bancorp, Inc. for 92% of book value and 26.06 times earnings. ANE was sold to New Alliance Bancshares, Inc. for 2.46% of book value and 19.39 times earnings. Except for IGAF, these companies were sold at a significant premium to book value and earnings and its prevailing stock price.

In addition, Mr. Seidman filed a Schedule 13D disclosing a plan to maximize shareholder value through an accretive acquisition or sale of First Federal Bancshares, Inc. ("FFBI") and Central Bancorp, Inc. ("CEBK"). FFBI conducted a Dutch Auction for approximately 30% of its outstanding shares at $33.50. Mr. Seidman tendered his shares into the Dutch Auction selling a significant percentage of his position at a significant profit and therefore was no longer required to file a Schedule 13D. Mr. Seidman after significant litigation with CEBK sold his entire position through public market sales at an approximate break-even price. Both companies are still publicly traded today.

On December 6, 2002, Michael A. Griffith was appointed to the KNK Board of Directors. His appointment was part of an agreement with an investor group led by Jeffrey L. Gendell, which owned approximately 9.8% of KNK's outstanding shares. On January 17, 2003, KNK announced, among other things the resignation of Larry Huffman, the President and Chief Executive Officer and the election of Mr. Griffith as the new KNK Chairman.

Mr. Seidman conducted a vote "No" campaign against SE Financial Corp. ("SEFL"). SEFL was seeking approval of the SE Financial Corp. 2005 Stock Option Plan and SE Financial Corp. 2005 Restricted Stock Plan. SEFL withdrew those matters from consideration the morning of the annual Shareholders meeting at which these matters were to be voted upon.

The source of the above ratios is SNL Financial DataSource. The Committee has used SNL Financial instead of the ratios provided by individual financial institutions, or its own calculations, because of SNL Financial's standardized methodology for calculating the ratios in contrast to various methods to calculate the ratios used by different individuals and institutions. The Committee has not independently verified the accuracy of the SNL Financial ratios.

There is no guarantee or representation made by Mr. Seidman or the Committee that the Company can be sold for a premium equal to or greater than the premium paid for the commercial banks and thrifts mentioned in this proxy statement. Furthermore, there can be no assurance that the Company could obtain a similar sales price to any of the above companies in the event the Company pursued a sale. There is also no assurance that the Committee Nominee's election to the Board will, on its own, enhance shareholder value. However, it will send an appropriate message to the Company's management and present Board that the Shareholders desire representation on the Board by significant Shareholders.

                         ELECTION OF COMMITTEE NOMINEES

When you return the Committee's proxy card you are only voting for Seidman, Pollack, Robinson and Schechter. Messrs. Seidman, Pollack, Robinson and Schechter have consented to being named in this Proxy statement and have agreed to serve as a Director, if elected.

Lawrence Seidman is 58 years of age and his residence address is 19 Veteri Place, Wayne, New Jersey 07470. He was graduated from Saint Peter's College in 1969 with a Bachelor of Science degree in Business (concentration in Marketing Management) and from the Washington College of Law with a Jurist Doctor degree in 1973. Mr. Seidman also attended the Georgetown University Tax Masters Program. For more than the past 10 years, Mr. Seidman has been the manager of various investment vehicles, principally involved in the purchase and sale of publicly traded bank and thrift stocks. From November 1991 to December 31, 2005, he was also a consultant, President and General Counsel to Menlo Acquisition Corporation, a holding company for an environmental consulting and remediation company and a laboratory company. Prior to 1989, Mr. Seidman was an attorney with the Securities and Exchange Commission, an associate in two law firms and the founding member and principal shareholder of his own law firm. Mr. Seidman was the founder and President of the Israel Sports Exchange (1990-Present), a Trustee of the YM-YWHA of North Jersey (1994-Present) and a Member of the Board of Directors of Shomrei Torah (1986-1992). Mr. Seidman's present business address is 100 Misty Lane, Parsippany, New Jersey 07054.

Dennis Pollack is 55 years of age and his residence address is 47 Blueberry Drive, Woodcliff Lake, New Jersey 07677. Mr. Pollack is currently a consultant to Paulson & Company, Inc., a hedge fund located at 590 Madison Avenue, New York, New York, 10022, and from June 2004 to February 28, 2006, Mr. Pollack was the Chief Operating Officer for Paulson & Company. From December 2001 to May, 2004, Mr. Pollack was a Vice President at Valley National Bank. From May, 2001 to December, 2001, Mr. Pollack was the new business development officer for Mohawk Community Bank. For more than five years prior thereto, Mr. Pollack held various positions at Connecticut Bank of Commerce, Stamford, Connecticut, most recently as Vice Chairman and a consultant to the bank.

Patrick A. Robinson is 55 years of age and his residence address is 123 Woods End Drive, Basking Ridge, New Jersey 07920. For more than five years prior hereto, he has been the managing partner of Robinson, Burns & McCarthy Esquires, a law firm located at 586 East Main Street Bridgewater, NJ 08807.

Harold Schechter is 61 years of age and his residence address is 38 Rillo Drive, Wayne, New Jersey 07470. Since January 2005, Mr. Schechter has been Vice President and Chief Financial Officer of Global Design Concepts, Inc., a mid size importer and distributor of accessories and handbags, located at 34 33rd Street, New York, New York. From September 2004, to January 2005, Mr. Schechter was the Chief Financial Officer of Diamond Chemical Inc., a national manufacturer of housekeeping and industrial products. From May 2001 through September 2004, Mr. Schechter was the Vice President, Chief Operating Officer and Chief Financial Officer of Creative Salon Concepts, a wholesale distributor and retailer of imported and domestic beauty products. For more than five years prior thereto, Mr. Schechter was the Executive Vice President, Chief Operating Officer and Chief Financial Officer for Verdi Travelware Ltd./Monarch Luggage, a mid sized importer and distributor of luggage, accessories and bags. From 2003 to the present, he has been the Director and Chairman of the Audit Committee for Jaclyn, Inc., an American Stock Exchange listed importer and distributor of apparel. Mr. Schechter has been a Certified Public Accountant since 1977.

None of the Committee Nominees has ever been employed by the Company in any capacity or have they ever been a director of the Company.

The members of the Committee have agreed to act in concert; however, they have expressly reserved the right to terminate their agreement to act in concert.

During the last ten (10) years: (i) none of the Committee members has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) none of the Committee members, has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws; (iii) the Committee members, other than SIPII, Pollack, PIP, Broad Park and the Committee Nominees, other than Seidman, were parties to a civil proceeding which ultimately mandated activities that were subject to federal securities laws. Specifically, a civil action was filed by IBSF, during a proxy contest with certain members of the Committee, in the U.S. District Court. This litigation named the members of the Committee, as Defendants; except, SIPII, Pollack, PIP, Broad Park and the Committee Nominees, other than Seidman. The claim was made that three members on the Committee did not make all of the disclosures required by the Securities Exchange Act of 1934. The District Court entered a Judgment dismissing the claims made by IBSF. The Third Circuit Court of Appeals reversed in part, and remanded the matter, determining that two (2) additional disclosures should have been made. Pending the remand, an Amended
Schedule 13D was filed making additional disclosures with regard to Seidcal Associates and Kevin Moore concerning the background, biographical and employment information on Brant Cali of Seidcal and Kevin Moore of Federal. Thereafter, in April, 1998, the District Court entered a Judgment After Remand which directed the inclusion of these disclosures in the Schedule 13D.

None of the Committee members is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. In addition none of the Committee members or any associates of the Committee members has or within the past year has had any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates; or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Mr. Seidman is the manager of SAL, General Partner of PIP, and is the President of the Corporate General Partner of SIP and SIPII and the investment manager for Broad Park and Federal; and, in that capacity, Mr. Seidman has the authority to cause those entities to acquire, hold, trade, and vote these securities and with respect to PIP, Seidman shares these functions with Pollack. SAL, SIP, SIPII, Broad Park, PIP and Federal were all created to acquire, hold, and sell publicly-traded securities. None of these entities was formed to solely acquire, hold, and sell the Company's securities. Each of these entities owns securities issued by one or more companies other than the Company. The members and limited partners in SIP, SIPII, SAL, Broad Park, PIP and Federal are all passive investors, who do not - and cannot - directly, or indirectly, participate in the management of these entities, including without limitation proxy contests. Seidman's total compensation is dependent upon the profitability of the operations of these entities, but no provision is made to compensate Seidman solely based upon the profits resulting from transactions from the Company's securities. In SAL, Seidman receives an approximate $1,100,000 annual salary and a percentage of the profits, after the Members receive a return on their investment. In SIP, SIP II, Broad Park, Federal and PIP, Seidman receives an annual fee, which is payable quarterly, based upon a valuation of the assets, and he receives a percentage of the profits.

On November 8, 1995, the acting Director of the Office of Thrift Supervision ("OTS") issued a Cease and Desist Order against Seidman ("C & D"), after finding that Seidman recklessly engaged in unsafe and unsound practices in the business of an insured institution. The C & D actions complained of were Seidman's allegedly obstructing an OTS investigation. The C & D ordered him to cease and desist from
(i) any attempts to hinder the OTS in the discharge of its regulatory responsibilities, including the conduct of any OTS examination or investigation; and (ii) any attempts to induce any person to withhold material information from the OTS related to the performance of its regulatory responsibilities. The Order also provides that for a period of no less than three (3) years if Seidman becomes an institution-affiliated party of any insured depository institution subject to the jurisdiction of the OTS, to the extent that his responsibilities include the preparation or review of any reports, documents, or other information that would be submitted or reviewed by the OTS in the discharge of its regulatory functions, all such reports, documents, and other information shall, prior to submission to, or review by the OTS, be independently reviewed by the Board of Directors or a duly appointed committee of the Board to ensure that all material information and facts have been fully and adequately disclosed. In addition, a civil money penalty in the amount of $20,812 was assessed.

The voting power over the Company's securities is not subject to any contingencies beyond standard provisions for entities of this nature (i.e., limited partnerships and limited liability companies) which govern the replacement of a manager or a general partner. Specifically, the shares held by each of the named entities are voted in the manner that Seidman elects, in his non-reviewable discretion.

Additional Information concerning the Committee is set forth in Appendices A and B hereto. Each of the individuals listed on Appendix A attached hereto is a citizen of the United States.

                                    AUDITORS

The Committee has no objection to the ratification of the appointment of KPMG, LLP, as independent accountants for the Company for the fiscal year ending December 31, 2006.

                             SOLICITATION; EXPENSES

Proxies may be solicited by the Committee by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. Phone calls will be made to individual Shareholders by all the individual Committee members, and employees of D. F. King & Co. Certain of Seidman's employees will perform secretarial work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees and fiduciaries will be requested to forward the Committee's solicitation material to their customers for whom they hold shares and the Committee will reimburse them for their reasonable out-of-pocket expenses. The Committee has retained D. F. King & Co. to assist in the solicitation of proxies and for related services. The Committee will pay D. F. King & Co. a fee of up to $25,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Committee has also agreed to indemnify D. F. King & Co. against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. The Securities and Exchange Commission deems such an indemnification to be against public policy. Approximately twenty-five
(25) persons will be used by D. F. King & Co. in its solicitation efforts.

The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by SAL, SIP, PIP, Federal, Broad Park and SIP II. (The Committee does not intend to solicit proxies via the Internet.)

Although no precise estimate can be made at the present time, the Committee currently estimates that the total expenditures relating to the Proxy Solicitation incurred by the Committee will be approximately $50,000 of which $0 has been incurred to date. The Committee intends to seek reimbursement from the Company for those expenses incurred by the Committee, if the Committee's Nominees are elected, but does not intend to submit the question of such reimbursement to a vote of the Shareholders.

For the proxy solicited hereby to be voted, the enclosed WHITE proxy card must be signed, dated, and returned to the Committee, c/o D. F. King & Co. Inc., in the enclosed envelope in time to be voted at the Annual Meeting. If you wish to vote for the Committee Nominees, you must submit the enclosed WHITE proxy card and must NOT submit the Company's proxy card. If you have already returned the Company's proxy card, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating, and mailing the enclosed WHITE proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a WHITE proxy card will not affect your right to attend the Annual Meeting and to vote in person. Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) filing with the Secretary of the Company a later dated written revocation; (ii) submitting a duly executed proxy bearing a later date to the Committee; or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

Shares of Common Stock represented by a valid, unrevoked WHITE proxy card will be voted as specified. You may vote for the Committee's Nominees or withhold authority to vote for the Committee's Nominees by marking the proper box on the WHITE proxy card. Shares represented by a WHITE proxy card where no specification has been made will be voted for the Committee's Nominees and for KPMG, LLP.

Except as set forth in this Proxy Statement, the Committee is not aware of any other matter to be considered at the Annual Meeting. The persons named as proxies on the enclosed WHITE proxy card will, however, have discretionary voting authority as such proxies regarding any other business that may properly come before the Annual Meeting.

If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please return the proxy in the envelope provided to you or contact the person responsible for your account and instruct that person to execute on your behalf the WHITE proxy card.

Only holders of record of Common Stock on the Annual Meeting Record Date will be entitled to vote at the Annual Meeting. If you are a Shareholder of record on the Annual Meeting Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Annual Meeting Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Annual Meeting Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

The Committee believes that it is in your best interest to elect the Committee's Nominees as Directors at the Annual Meeting. THE COMMITTEE STRONGLY RECOMMENDS A VOTE FOR THE COMMITTEE NOMINEES AND FOR THE PROPOSED AUDITORS.

       YARDVILLE NATIONAL BANCORP COMMITTEE TO PRESERVE SHAREHOLDER VALUE.

                              I M P O R T A N T !!!

If your shares are held in "Street Name," only your bank or broker can vote your shares and only upon receipt of your specific instructions. Please return the proxy provided to you or contact the person responsible for your account and instruct them to vote for the Committee's Nominees on the WHITE proxy card.

If you have any questions, or need further assistance, please call Lawrence Seidman at 973-560-1400, Extension 108, or, our proxy solicitor:
D. F. King & Co., Attn: Richard Grubaugh, 48 Wall Street, New York,
New York 10005, at (800) ______.

                                   APPENDIX A

                      THE COMMITTEE TO PRESERVE SHAREHOLDER
                             VALUE AND ITS NOMINEES

The participants who comprise the Committee own in the aggregate 896,954 shares of Common Stock, representing approximately __________% of the shares outstanding and are as follows:

Seidman and Associates, L.L.C. ("SAL"), is a New Jersey limited liability company, organized to invest in securities, whose principal and executive offices are located at 19 Veteri Place, Wayne, New Jersey 07470. Lawrence Seidman is the Manager of SAL and has sole investment discretion and voting authority with respect to such securities.

Seidman Investment Partnership, L.P. ("SIP"), is a New Jersey limited partnership, whose principal and executive offices are located at 19 Veteri Place, Wayne, NJ 07470. Veteri Place Corporation is the sole General Partner of SIP and Lawrence Seidman is the only shareholder director and officer of Veteri Place Corporation. Seidman has sole investment discretion and voting authority with respect to such securities.

Seidman Investment Partnership II, L.P. ("SIPII"), is a New Jersey limited partnership, whose principal and executive offices are located at 19 Veteri Place, Wayne, New Jersey 07470. Veteri Place Corporation is the sole General Partner of SIPII and Lawrence Seidman is the only shareholder director and officer of Veteri Place Corporation. Seidman has sole investment discretion and voting authority with respect to such securities.

Broad Park Investors, L.L.C. ("Broad Park") is a New Jersey limited liability company, formed, in part, to invest in stock of public companies whose principal and executive offices are located at 80 Main Street, West Orange, New Jersey 07052. Lawrence Seidman has the sole investment discretion and voting authority with respect to such securities until August 31, 2007.

Federal Holdings L.L.C. ("Federal"), is a New York limited liability company, organized to invest in securities, whose principal and executive offices are located at One Rockefeller Plaza, 31st Floor, New York, NY 10020. Lawrence B. Seidman is the Manager of Federal and has sole investment discretion and voting authority with respect to such securities.

Pollack Investment Partnership ("PIP") is a New Jersey limited partnership whose principal and executive offices are located at 100 Misty Lane, Parsippany, NJ 07054. Seidman is the general partner of PIP and has the investment discretion and voting authority with respect to such securities.

Lawrence Seidman is a private investor, with discretion over certain client accounts and is the Manager of SAL, the President of the Corporate General Partner of SIP and SIP II, general partner of PIP and the investment manager of Federal and Broad Park. See below for information concerning regulatory action. See "Election of Committee Nominees" for complete resume.

Dennis Pollack is a businessman and a private investor with sole discretion on all the shares owned by him and his family members. See "Election of Committee Nominees" for complete resume.

Patrick Robinson is a lawyer and private investor with sole discretion on all shares he and his wife own. See "Election of Committee Nominees" for complete resume.

Harold Schechter is a Certified Public Accountant and private investor with sole discretion on all shares he and his wife own. See "Election of Committee Nominees" for complete resume.

The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned as of March 1, 2006, by each of the Committee Members [The actual stock purchase transactions are set forth on Exhibit B.]

                                                               Number of Shares
                                                                of Common Stock
                                                                 Beneficially
                                                                 Owned & Owned    Percent
          Name Class                   Business Address         in Record Name       of
------------------------------   ---------------------------   ----------------   -------
1.  Seidman and Associates       Lanidex Center,                        268,684      2.46%
    L.L.C.(SAL)                  100 Misty Lane
                                 Parsippany, NJ 07054
2.  Seidman Investment           19 Veteri Place                        237,256      2.17%
    Partnership, L.P.(SIP)       Wayne, NJ 07470
3.  Seidman Investment           19 Veteri Place                        121,351      1.11%
    Partnership II, L.P.(SIPII)  Wayne, NJ 07470
4.  Lawrence Seidman and         19 Veteri Place                        878,149      8.04%
    discretionary clients        Wayne, NJ 07470
    (1)
5.  Federal Holdings, LLC        One Rockefeller Plaza                   85,196          (3)
    (Federal)                    New York, NY 10020
6.  Broad Park Investor, LLC     80 Main St.                             57,334          (3)
    (Broad Park)                 West Orange, NJ 07052
7.  Pollack Investment           47 Blueberry Drive                      66,778          (3)
    Partnership, L.P. (PIP)      Woodcliff Lake, NJ 07677
8.  Dennis Pollack (2)           47 Blueberry Drive                      17,960          (3)
    (Pollack)                    Woodcliff Lake, NJ 07677
10. Patrick Robinson(2)          123 Woods End Drive                        745          (3)
                                 Basking Ridge, NJ 07920
11. Harold Schechter(2)          38 Rillo Drive                             100          (3)
                                 Wayne, NJ 07470

----------
(1) Includes all shares owed by SAL, SIP, SIPII, Federal, Broad Park, and PIP.
(2) The individual has sole voting and dispositive power for the shares he owns.
(3) Less than 1%.

Seidman may be deemed to have sole voting power and dispositive power as to 878,149 shares beneficially owned by SIP, SIP II, SAL, Broad Park and Federal and his discretionary clients. On November 8, 1995, the acting director of the Office of Thrift Supervision (OTS) issued a Cease and Desist Order against Seidman ("C & D") after finding that Seidman recklessly engaged in unsafe and unsound practices in the business of an insured institution. The C & D actions complained of were Seidman's allegedly obstructing an OTS investigation. The C & D ordered him to cease and desist from (i) any attempts to hinder the OTS in the discharge of its regulatory responsibilities, including the conduct of any OTS examination or investigation; and (ii) any attempts to induce any person to withhold material information from the OTS related to the performance of its regulatory responsibilities. The Order also provides that for a period of no less than three (3) years if Seidman becomes an institution-affiliated party of any insured depository institution subject to the jurisdiction of the OTS, to the extent that his responsibilities include the preparation or review of any reports, documents, or other information that would be submitted or reviewed by the OTS in the discharge of its regulatory functions, all such reports, documents, and other information shall, prior to submission to, or review by the OTS, be independently reviewed by the Board of Directors or a duly appointed committee of the Board to ensure that all material information and facts have been fully and adequately disclosed. In addition, a civil money penalty in the amount of $20,812 was assessed.

EXHIBIT B

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
SAL                                8/6/2003          18.7210      79,470.60          4,245
SAL                                8/7/2003          18.3338      60,501.58          3,300
SAL                               10/1/2003          21.1100      63,330.00          3,000
SAL                                3/8/2004          23.9600      29,710.40          1,240
SAL                               3/11/2004          23.9475     148,474.50          6,200
SAL                               3/16/2004          23.6163      23,427.37            992
SAL                               3/19/2004          23.6417      87,947.12          3,720
SAL                               3/23/2004          23.6300      57,869.87          2,449
SAL                               3/24/2004          23.6400      58,627.20          2,480
SAL                               4/13/2004          24.0000      26,040.00          1,085
SAL                               4/14/2004          23.9900     124,939.92          5,208
SAL                               4/15/2004          24.0200      45,421.82          1,891
SAL                               4/19/2004          24.0500      31,313.10          1,302
SAL                                5/6/2004          24.2288      60,087.42          2,480
SAL                                5/7/2004          24.1000      41,090.50          1,705
SAL                               5/10/2004          24.0451     152,806.61          6,355
SAL                               5/11/2004          23.8760     185,039.00          7,750
SAL                               5/12/2004          23.7959     130,568.10          5,487
SAL                               5/18/2004          23.8500      13,308.30            558
SAL                                6/2/2004          24.0383      44,711.24          1,860
SAL                                6/7/2004          24.4300     302,932.00         12,400
SAL                                6/9/2004          24.3500     566,137.50         23,250
SAL                               6/22/2004          23.9857      52,048.97          2,170
SAL                                7/1/2004          24.9012      66,386.60          2,666
SAL                                7/7/2004          24.0232     221,926.32          9,238
SAL                                7/8/2004          23.8830     336,869.72         14,105
SAL                                7/9/2004          23.8500     147,870.00          6,200
SAL                               7/20/2004          23.7633       7,129.00            300
SAL                               7/22/2004          23.7389      64,094.98          2,700
SAL                               7/26/2004          23.8857   1,000,165.92         41,873
SAL                               9/14/2004          28.8000     208,800.00          7,250
SAL                               9/15/2004          28.7938      83,502.02          2,900
SAL                               10/1/2004          29.5500      88,650.00          3,000
SAL                               10/1/2004          29.5500     177,300.00          6,000
SAL                               10/1/2004          29.5500      29,550.00          1,000
SAL                                1/4/2005          33.4396     138,506.82          4,142
SAL                                1/5/2005          33.0083      75,258.92          2,280
SAL                                1/7/2005          33.0500      43,956.50          1,330
SAL                               1/10/2005          32.8662      56,201.20          1,710
SAL                               1/12/2005          32.7473      62,219.87          1,900
SAL                               1/13/2005          32.5883      74,301.32          2,280
SAL                               1/14/2005          32.5430      97,629.10          3,000
SAL                               1/20/2005          32.0215      60,840.85          1,900
SAL                               1/20/2005          31.9021      60,614.00          1,900
SAL                               2/18/2005          33.2464      63,168.16          1,900
SAL                               2/22/2005          32.9467     118,212.76          3,588
SAL                               2/23/2005          32.5352      68,519.13          2,106
SAL                               3/10/2005          32.5127      44,379.84          1,365
SAL                               3/16/2005          32.5300      44,403.45          1,365
SAL                               4/28/2005          32.5011     114,371.50          3,519
SAL                               7/26/2005          35.6500      51,478.60          1,444
SAL                                8/2/2005          35.6163     120,454.33          3,382
SAL                                8/5/2005          35.5153     121,462.33          3,420
SAL                                8/9/2005          35.3609      64,498.28          1,824
SAL                               8/15/2005          35.2225     136,522.41          3,876

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
SAL                               8/26/2005          34.8000      45,309.60          1,302
SAL                               9/23/2005          34.8154      45,260.00          1,300
SAL                               12/8/2005          35.0644        48599.3          1,386
SAL                               12/21/2005         35.0453       70651.37          2,016
SAL                               12/27/2005         34.8548       127359.3          3,654
SAL                               12/29/2005         34.5967       98808.18          2,856
SAL                               12/30/2005         34.4533       166409.6          4,830
SAL                                1/3/2006          34.6616        59687.3          1,722
SAL                               1/11/2006          34.9905        17285.3            494
SAL                               1/12/2006          34.9138       53557.83          1,534

                         Total                                 7,167,861.91        267,684

SAL certificate                   7/26/2004          23.8857      23,885.70          1,000
                         Total                                    23,885.70          1,000

SIP                                8/6/2003          18.7211      57,492.60          3,071
SIP                                8/7/2003          18.3340      51,335.28          2,800
SIP                               10/1/2003          21.1100      50,664.00          2,400
SIP                                3/8/2004          23.9600      23,960.00          1,000
SIP                               3/11/2004          23.9475     119,737.50          5,000
SIP                               3/16/2004          23.6163      18,893.04            800
SIP                               3/19/2004          23.6417      70,925.10          3,000
SIP                               3/23/2004          23.6300      46,669.25          1,975
SIP                               3/24/2004          23.6400      47,280.00          2,000
SIP                               4/13/2004          24.0000      21,000.00            875
SIP                               4/14/2004          23.9900     100,758.00          4,200
SIP                               4/15/2004          24.0200      36,630.50          1,525
SIP                               4/19/2004          24.0500      25,252.50          1,050
SIP                                5/6/2004          24.2288      48,457.60          2,000
SIP                                5/7/2004          24.1000      33,137.50          1,375
SIP                               5/10/2004          24.0451     123,231.14          5,125
SIP                               5/11/2004          23.8760     149,225.00          6,250
SIP                               5/12/2004          23.7959     105,296.86          4,425
SIP                               5/18/2004          23.8500      10,732.50            450
SIP                                6/2/2004          24.0383      36,057.45          1,500
SIP                                6/7/2004          24.4300     244,300.00         10,000
SIP                                6/9/2004          24.3500     456,562.50         18,750
SIP                               6/22/2004          23.9857      41,974.98          1,750
SIP                                7/1/2004          24.9012      53,537.58          2,150
SIP                                7/7/2004          24.0232     178,972.84          7,450
SIP                                7/8/2004          23.8830     271,669.13         11,375
SIP                                7/9/2004          23.8500     119,250.00          5,000
SIP                               7/20/2004          23.7700       4,754.00            200
SIP                               7/22/2004          23.7395      45,105.06          1,900
SIP                               7/26/2004          23.8857     825,848.08         34,575
SIP                               9/14/2004          28.8000     172,800.00          6,000
SIP                               9/15/2004          28.7938      69,105.12          2,400
SIP                                1/4/2005          33.4396      76,543.24          2,289
SIP                                1/5/2005          33.0083      41,590.46          1,260
SIP                                1/7/2005          33.0500      24,291.75            735
SIP                               1/10/2005          32.8662      31,058.56            945
SIP                               1/12/2005          32.7473      34,384.67          1,050
SIP                               1/13/2005          32.5883      41,061.26          1,260
SIP                               1/19/2005          32.4564     134,953.55          4,158

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
SIP                               1/20/2005          32.0215      33,622.58          1,050
SIP                               1/20/2005          31.9038      33,499.00          1,050
SIP                               2/18/2005          33.2464      34,908.72          1,050
SIP                               2/22/2005          32.9467      63,653.02          1,932
SIP                               2/23/2005          32.5352      36,894.92          1,134
SIP                               3/10/2005          32.5127      23,896.83            735
SIP                               3/16/2005          32.5300      23,909.55            735
SIP                               4/27/2005          32.5023      56,749.00          1,746
SIP                                5/2/2005          32.3078      16,573.90            513
SIP                               7/26/2005          35.6500      32,512.80            912
SIP                               7/27/2005          35.6500      71,300.00          2,000
SIP                                8/2/2005          35.6163      76,076.42          2,136
SIP                                8/5/2005          35.5153      76,713.05          2,160
SIP                                8/9/2005          35.3609      40,735.76          1,152
SIP                               8/15/2005          35.2225      86,224.68          2,448
SIP                               8/26/2005          34.8000      30,206.40            868
SIP                               9/22/2005          34.8000      41,760.00          1,200
SIP                               12/8/2005          35.0716      32,406.20            924
SIP                               12/21/2005         35.0503      47,107.58           1344
SIP                               12/27/2005         34.8575      84,912.89           2436
SIP                               12/29/2005         34.6002      65,878.79           1904
SIP                               12/30/2005         34.4554     110,946.40           3220
SIP                                1/3/2006            34.65   1,300,034.00          37519
SIP                                1/3/2006          34.6674      39,798.20           1148
SIP                               1/11/2006          34.9939      15,957.20            456
SIP                               1/12/2006          34.9149      49,439.53           1416
                         Total                                 6,570,216.04        237,256

SIPII                              8/6/2003          18.7220      35,028.80          1,871
SIPII                              8/7/2003          18.3355      25,669.64          1,400
SIPII                             10/1/2003          21.1100      25,332.00          1,200
SIPII                              3/8/2004          23.9600      13,417.60            560
SIPII                             3/11/2004          23.9475      67,053.00          2,800
SIPII                             3/16/2004          23.6163      10,580.10            448
SIPII                             3/19/2004          23.6417      39,718.06          1,680
SIPII                             3/23/2004          23.6300      26,134.78          1,106
SIPII                             3/24/2004          23.6400      26,476.80          1,120
SIPII                             4/13/2004          24.0000      11,760.00            490
SIPII                             4/14/2004          23.9900      56,424.48          2,352
SIPII                             4/15/2004          24.0200      20,513.08            854
SIPII                             4/19/2004          24.0500      14,141.40            588
SIPII                              5/6/2004          24.2288      27,136.26          1,120
SIPII                              5/7/2004          24.1000      18,557.00            770
SIPII                             5/10/2004          24.0451      69,009.44          2,870
SIPII                             5/11/2004          23.8760      83,566.00          3,500
SIPII                             5/12/2004          23.7959      58,966.24          2,478
SIPII                             5/18/2004          23.8500       6,010.20            252
SIPII                              6/2/2004          24.0383      20,192.17            840
SIPII                              6/7/2004          24.4300     136,808.00          5,600
SIPII                              6/9/2004          24.3500     255,675.00         10,500
SIPII                             6/22/2004          23.9857      23,505.99            980
SIPII                              7/1/2004          24.9012      29,981.04          1,204
SIPII                              7/7/2004          24.0232     100,224.79          4,172
SIPII                              7/8/2004          23.8830     152,134.71          6,370
SIPII                              7/9/2004          23.8500      66,780.00          2,800

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
SIPII                             7/20/2004          23.7681       5,252.75            221
SIPII                             7/22/2004          23.7414      23,741.40          1,000
SIPII                             7/26/2004          23.8857     462,474.92         19,362
SIPII                             9/14/2004          28.8000      93,600.00          3,250
SIPII                             9/15/2004          28.7938      37,431.94          1,300
SIPII                              1/4/2005          33.4396      47,383.91          1,417
SIPII                              1/5/2005          33.0083      25,746.47            780
SIPII                              1/7/2005          33.0500      15,037.75            455
SIPII                             1/10/2005          32.8662      19,226.73            585
SIPII                             1/12/2005          32.7473      21,285.75            650
SIPII                             1/13/2005          32.5883      25,418.87            780
SIPII                             1/20/2005          32.0215      20,813.98            650
SIPII                             1/20/2005          31.9062      20,739.00            650
SIPII                             1/21/2005          32.2526      80,631.50          2,500
SIPII                             2/18/2005          33.2464      21,610.16            650
SIPII                             2/22/2005          32.9467      39,404.25          1,196
SIPII                             2/23/2005          32.5352      22,839.71            702
SIPII                             3/10/2005          32.5127      14,793.28            455
SIPII                             3/16/2005          32.5300      14,801.15            455
SIPII                             4/28/2005          32.5011     113,754.00          3,500
SIPII                             7/26/2005          35.6500      17,611.10            494
SIPII                              8/2/2005          35.6163      41,208.06          1,157
SIPII                              8/5/2005          35.5153      41,552.90          1,170
SIPII                              8/9/2005          35.3609      22,065.20            624
SIPII                             8/15/2005          35.2225      46,705.04          1,326
SIPII                             8/26/2005          34.8000      16,182.00            465
SIPII                             11/21/2005         34.8111      62,660.00          1,800
SIPII                             12/8/2005          35.0904      17,369.75            495
SIPII                             12/21/2005         35.0632      25,245.49            720
SIPII                             12/27/2005         34.8646      45,498.34          1,305
SIPII                             12/29/2005         34.6093      35,301.49          1,020
SIPII                             12/30/2005         34.4608      59,444.87          1,725
SIPII                              1/3/2006          34.6825      21,329.75            615
SIPII                             1/11/2006           34.981      22,597.70            646
SIPII                             1/12/2006          34.9108      70,031.00          2,006
SIPII                             1/17/2006          34.8543     132,446.20          3,800
SIPII                              2/6/2006          35.0633      52,595.00          1,500
                                  Total                        3,276,627.99        121,351

Seidman & Clients                 4/27/2004            24.05          40885           1700
Seidman & Clients                 7/13/2004               24         192000           8000
Seidman & Clients                  7/9/2004          23.8516          59629           2500
Seidman & Clients                  7/9/2004          23.8516          59629           2500
Seidman & Clients                 10/1/2003           21.815        10907.5            500
Seidman & Clients                 12/15/2005         36.0421        3604.21            100
Seidman & Clients                 10/1/2003           21.815        10907.5            500
Seidman & Clients                 7/13/2004           24.016       24015.95           1000
Seidman & Clients                 10/1/2003          21.7502       21750.15           1000
Seidman & Clients                 7/13/2004          24.0137       38421.95           1600
Seidman & Clients                 10/17/2005         34.5392        17269.6            500
Seidman & Clients                 12/15/2005         35.6164         8904.1            250
Seidman & Clients                 10/1/2003          21.7502       21750.15           1000
Seidman & Clients                 7/13/2004          24.0635        15039.7            625
Seidman & Clients                 10/17/2005         34.4733       34473.25           1000
Seidman & Clients                 12/20/2005         35.4036       35403.55           1000

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
Seidman & Clients                 10/1/2003          21.7502       21750.15           1000
Seidman & Clients                 7/13/2004          24.0635        15039.7            625
Seidman & Clients                 10/17/2005         34.4733       34473.25           1000
Seidman & Clients                 12/20/2005         35.3966       53094.85           1500
Seidman & Clients                 3/30/2004          24.5124       49024.85           2000
Seidman & Clients                 7/13/2004           24.013       48025.95           2000
Seidman & Clients                 10/1/2003           21.815        10907.5            500
Seidman & Clients                 7/13/2004          24.0446       18033.45            750
Seidman & Clients                 12/15/2005         35.4036       35403.55           1000
Seidman & Clients                 7/13/2004          24.1274        9650.95            400
Seidman & Clients                  7/9/2004           23.852          47704           2000
Seidman & Clients                  8/3/2004          28.6703        4300.55            150
Seidman & Clients                  7/9/2004          23.8518       53404.15           2239
Seidman & Clients                 7/15/2004          23.9948       18260.01            761
Seidman & Clients                  8/6/2003            18.37           5511            300
Seidman & Clients                  7/8/2004          23.9965          20397            850
                         Total                                 1,064,375.29         41,550

Broad Park                         1/4/2005          33.4396      25,514.41            763
Broad Park                         1/5/2005          33.0083      13,863.49            420
Broad Park                         1/7/2005          33.0500       8,097.25            245
Broad Park                        1/10/2005          32.8662      10,352.85            315
Broad Park                        1/12/2005          32.7473      11,461.56            350
Broad Park                        1/13/2005          32.5883      13,687.09            420
Broad Park                        1/20/2005          32.0215      11,207.53            350
Broad Park                        1/20/2005          31.9114      11,169.00            350
Broad Park                        2/18/2005          33.2464      11,636.24            350
Broad Park                        2/22/2005          32.9467      18,186.58            552
Broad Park                        2/23/2005          32.5352      10,541.40            324
Broad Park                        3/10/2005          32.5127       6,827.67            210
Broad Park                        3/16/2005          32.5300       6,831.30            210
Broad Park                         4/8/2005          33.7500     198,281.25          5,875
Broad Park                        4/29/2005          32.3710      99,767.42          3,082
Broad Park                         7/1/2005          35.7500     339,053.00          9,484
Broad Park                        7/26/2005          35.6500       6,773.50            190
Broad Park                         8/2/2005          35.6163      15,849.25            445
Broad Park                         8/5/2005          35.5153      15,981.89            450
Broad Park                         8/9/2005          35.3609       8,486.62            240
Broad Park                        8/15/2005          35.2225      17,963.48            510
Broad Park                        8/26/2005          34.8000       5,394.00            155
Broad Park                        10/5/2005          33.8800   1,000,747.00         29,538
Broad Park                        12/8/2005          35.1712       5,803.25            165
Broad Park                        12/21/2005         35.1188       8,428.50            240
Broad Park                        12/27/2005         34.8953      15,179.45            435
Broad Park                        12/29/2005         34.6485      11,780.50            340
Broad Park                        12/30/2005         34.4840      19,828.29            575
Broad Park                         1/3/2006          34.7476       7,123.25            205
Broad Park                        1/11/2006          35.1004       4,668.35            133
Broad Park                        1/12/2006          34.9492      14,434.03            413
                                  Total                        1,954,919.40         57,334

Federal                            8/6/2003          18.7221      33,156.87          1,771
Federal                            8/7/2003          18.3357      23,836.38          1,300
Federal                           10/1/2003          21.1100      21,110.00          1,000
Federal                            3/8/2004          23.9600      10,542.40            440

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
Federal                           3/11/2004          23.9475      52,684.50          2,200
Federal                           3/16/2004          23.6163       8,312.94            352
Federal                           3/19/2004          23.6417      31,207.04          1,320
Federal                           3/23/2004          23.6300      20,534.47            869
Federal                           3/24/2004          23.6400      20,803.20            880
Federal                           4/13/2004          24.0000       9,240.00            385
Federal                           4/14/2004          23.9900      44,333.52          1,848
Federal                           4/15/2004          24.0200      16,117.42            671
Federal                           4/19/2004          24.0500      11,111.10            462
Federal                            5/6/2004          24.2288      21,321.34            880
Federal                            5/7/2004          24.1000      14,580.50            605
Federal                           5/10/2004          24.0451      54,221.70          2,255
Federal                           5/11/2004          23.8760      65,659.00          2,750
Federal                           5/12/2004          23.7959      46,330.62          1,947
Federal                           5/18/2004          23.8500       4,722.30            198
Federal                            6/2/2004          24.0383      15,865.28            660
Federal                            6/7/2004          24.4300     107,492.00          4,400
Federal                            6/9/2004          24.3500     200,887.50          8,250
Federal                           6/22/2004          23.9857      18,468.99            770
Federal                            7/1/2004          24.9012      23,556.54            946
Federal                            7/7/2004          24.0232      78,748.05          3,278
Federal                            7/8/2004          23.8830     119,534.42          5,005
Federal                            7/9/2004          23.8500      52,470.00          2,200
Federal                           7/22/2004          23.7414      23,741.40          1,000
Federal                           7/26/2004          23.8857     363,373.15         15,213
Federal                           9/14/2004          28.8000      72,000.00          2,500
Federal                           9/15/2004          28.7938      28,793.80          1,000
Federal                            1/4/2005          33.4396      32,804.25            981
Federal                            1/5/2005          33.0083      17,824.48            540
Federal                            1/7/2005          33.0500      10,410.75            315
Federal                           1/10/2005          32.8662      13,310.81            405
Federal                           1/12/2005          32.7473      14,736.29            450
Federal                           1/13/2005          32.5883      17,597.68            540
Federal                           1/20/2005          32.0215      14,409.68            450
Federal                           1/20/2005          31.9089      14,359.00            450
Federal                           2/18/2005          33.2464      14,960.88            450
Federal                           2/22/2005          32.9467      27,279.87            828
Federal                           2/23/2005          32.5352      15,812.11            486
Federal                           3/10/2005          32.5127      10,241.50            315
Federal                           3/16/2005          32.5300      10,246.95            315
Federal                           4/29/2005          32.3710      99,735.05          3,081
Federal                           7/26/2005          35.6500      12,192.30            342
Federal                            8/2/2005          35.6163      28,528.66            801
Federal                            8/5/2005          35.5153      28,767.39            810
Federal                            8/9/2005          35.3609      15,275.91            432
Federal                           8/15/2005          35.2225      32,334.26            918
Federal                           8/26/2005          34.8000      10,788.00            310
Federal                           12/8/2005          35.1106      11,586.50            330
Federal                           12/21/2005         35.0771      16,836.99            480
Federal                           12/27/2005         34.8723      30,338.89            870
Federal                           12/29/2005         34.6191      23,541.00            680
Federal                           12/30/2005         34.4666      39,636.58          1,150
Federal                            1/3/2006          34.6988      14,226.50            410
Federal                           1/11/2006          35.0670       5,996.45            171

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
Federal                           1/12/2006          34.9385      18,552.32            531
                         Total                                 2,217,087.48         85,196

PIP                                8/6/2003          18.7217      38,772.70          2,071
PIP                                8/7/2003          18.3351      29,336.16          1,600
PIP                               10/1/2003          21.1100      31,665.00          1,500
PIP                                3/8/2004          23.9600      14,376.00            600
PIP                               3/11/2004          23.9475      71,842.50          3,000
PIP                               3/16/2004          23.6163      11,335.82            480
PIP                               3/19/2004          23.6417      42,555.06          1,800
PIP                               3/23/2004          23.6300      28,001.55          1,185
PIP                               3/24/2004          23.6400      28,368.00          1,200
PIP                               4/13/2004          24.0000      12,600.00            525
PIP                               4/14/2004          23.9900      60,454.80          2,520
PIP                               4/15/2004          24.0200      21,978.30            915
PIP                               4/19/2004          24.0500      15,151.50            630
PIP                                5/6/2004          24.2288      29,074.56          1,200
PIP                                5/7/2004          24.1000      19,882.50            825
PIP                               5/10/2004          24.0451      73,938.68          3,075
PIP                               5/11/2004          23.8760      89,535.00          3,750
PIP                               5/12/2004          23.7959      63,178.11          2,655
PIP                               5/18/2004          23.8500       6,439.50            270
PIP                                6/2/2004          24.0383      21,634.47            900
PIP                                6/7/2004          24.4300     146,580.00          6,000
PIP                                6/9/2004          24.3500     273,937.50         11,250
PIP                               6/22/2004          23.9857      25,184.99          1,050
PIP                                7/1/2004          24.9012      32,122.55          1,290
PIP                                7/7/2004          24.0232     107,383.70          4,470
PIP                                7/8/2004          23.8830     163,001.48          6,825
PIP                                7/9/2004          23.8500      71,550.00          3,000
PIP                               7/20/2004          23.7700       4,754.00            200
PIP                               7/22/2004          23.7401      35,111.61          1,479
PIP                               7/26/2004          23.8857     495,508.85         20,745
PIP                               9/14/2004          28.8000      93,600.00          3,250
PIP                               9/15/2004          28.7938      37,431.94          1,300
PIP                                1/4/2005          33.4396      43,739.00          1,308
PIP                                1/5/2005          33.0083      23,765.98            720
PIP                                1/7/2005          33.0500      13,881.00            420
PIP                               1/10/2005          32.8662      17,747.75            540
PIP                               1/12/2005          32.7473      19,648.38            600
PIP                               1/13/2005          32.5883      23,463.58            720
PIP                               1/20/2005          32.0215      19,212.90            600
PIP                               1/20/2005          31.9067      19,144.00            600
PIP                               2/18/2005          33.2464      19,947.84            600
PIP                               2/22/2005          32.9467      36,373.16          1,104
PIP                               2/23/2005          32.5352      21,082.81            648
PIP                               3/10/2005          32.5127      13,655.33            420
PIP                               3/16/2005          32.5300      13,662.60            420
PIP                               7/26/2005          35.6500      14,901.70            418
PIP                                8/2/2005          35.6163      34,868.36            979
PIP                                8/5/2005          35.5153      35,160.15            990
PIP                                8/9/2005          35.3609      18,670.56            528
PIP                               8/15/2005          35.2225      39,519.65          1,122
PIP                                1/3/2006          23.3647    -876,621.00        -37,519
                         Total                                 1,748,110.58         66,778

                                     DATE         COST PER
            ENTITY                   PURCH          SHARE          COST          SHARES
------------------------------   ------------   ------------   ------------   ------------
Dennis Pollack & Family           2/28/2003          16.9513       3,390.25            200
Dennis Pollack & Family            3/7/2003          16.9316      13,545.25            800
Dennis Pollack & Family           1/28/2004          25.0678      25,067.75          1,000
Dennis Pollack & Family           3/24/2004          23.8204       3,334.85            140
Dennis Pollack & Family           3/31/2004          24.5695      15,577.08            634
Dennis Pollack & Family            4/8/2004          24.5756       8,994.67            366
Dennis Pollack & Family            4/8/2004          24.6205      12,310.25            500
Dennis Pollack & Family           4/21/2004          24.3007      14,580.40            600
Dennis Pollack & Family           4/21/2004          24.3107       4,667.65            192
Dennis Pollack & Family           4/21/2004          24.3581      17,245.52            708
Dennis Pollack & Family           5/12/2004          23.7500      14,250.00            600
Dennis Pollack & Family           5/12/2004          23.8105      11,905.25            500
Dennis Pollack & Family           5/21/2004          24.8171      24,817.13          1,000
Dennis Pollack & Family            6/2/2004          24.5665      24,566.50          1,000
Dennis Pollack & Family            7/9/2004          24.0575      16,840.25            700
Dennis Pollack & Family           7/12/2004          24.0550      25,498.25          1,060
Dennis Pollack & Family           7/12/2004          24.1105      12,055.25            500
Dennis Pollack & Family           7/12/2004          24.1105      12,055.25            500
Dennis Pollack & Family           7/12/2004          24.1105      12,055.25            500
Dennis Pollack & Family           7/15/2004          24.0405      12,020.25            500
Dennis Pollack & Family           7/15/2004          24.1205      12,060.25            500
Dennis Pollack & Family           7/15/2004          24.1305      12,065.25            500
Dennis Pollack & Family           1/28/2005          31.5820      15,791.00            500
Dennis Pollack & Family           1/28/2005          31.5600      15,780.00            500
Dennis Pollack & Family           1/28/2005          31.6900      15,845.00            500
Dennis Pollack & Family           1/28/2005          31.6600      15,830.00            500
Dennis Pollack & Family           10/10/2005         33.7347      36,264.75          1,075
Dennis Pollack & Family           10/10/2005         33.7800       1,689.00             50
Dennis Pollack & Family           10/10/2005         33.7460      12,654.75            375
Dennis Pollack & Family           1/31/2006          36.3401      21,804.06            600
Dennis Pollack & Family           1/31/2006          36.3330      27,249.75            750
Dennis Pollack & Family           1/31/2006          36.6518       4,031.70            110
                         Total                                   475,842.56         17,960

Robinson Patrick A.*               2/23/06           36.5900      14,526.23            397
Robinson Patrick A.*               2/24/06           36.5700      12,726.36            348
                         Total                                    27,252.59            745

Schechter Harold**                 2/23/06           37.0300       3,758.95            100
                         Total                                     3,758.95            100

                   Grand Total                                   24,530,051        896,954

* These shares are owned jointly with Mr. Robinson's wife. Mr. Robinson has sole dispositive and voting discretion regarding these shares.

** These shares are owned jointly with Mr. Schechter's wife. Mr. Schechter has sole dispositive and voting discretion regarding these shares.

                                    P R O X Y

THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF YARDVILLE NATIONAL BANCORP BY THE COMMITTEE TO PRESERVE SHAREHOLDER VALUE.

                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Lawrence Seidman and Arthur Wein, with full power of substitution as proxy for the undersigned, to vote all shares of common stock, of Yardville National Bancorp,(the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 3, 2006, or any adjournment(s) or postponement(s) thereof (the "Meeting"), as follows:

1.  ELECTION OF DIRECTORS - To elect

 LAWRENCE SEIDMAN  OR  HAROLD SCHECHTER    DENNIS POLLACK       PATRICK ROBINSON

-- FOR -- WITHHOLD   -- FOR -- WITHHOLD    -- FOR -- WITHHOLD  -- FOR --WITHHOLD

TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF LAWRENCE SEIDMAN, DENNIS POLLACK, PATRICK ROBINSON, OR HAROLD SCHECHTER, WRITE THE RESPECTIVE NAME(S) IN THE FOLLOWING SPACE(S) OR WITHHOLD AUTHORITY FOR EITHER BY PLACING AN X NEXT TO WITHHOLD.


-----------------    -----------------    -----------------    -----------------

2. APPOINTMENT OF KPMG, LLP, AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006:

                    For ___ Against ___ Abstain __

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE COMMITTEE'S NOMINEES AS A DIRECTOR AND "FOR" THE APPOINTMENT OF KPMG, LLP, THE INDEPENDENT ACCOUNTANTS. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Please sign exactly as your name appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

                                       Dated:
                                              ----------------------------------

                                       -----------------------------------------
                                                                     (Signature)

                                       -----------------------------------------
                                                    (Signature, if jointly held)

                                       Title:
                                              ----------------------------------

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Exhibit A

                            AGREEMENT BY AND BETWEEN
                             Yardville National Bank
                              Yardville, New Jersey
                                       and
                  The Office of the Comptroller of the Currency

Yardville National Bank, Yardville, New Jersey ("Bank") and the Comptroller of the Currency of the United States of America ("Comptroller") wish to protect the interests of the depositors, other customers, and Shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

The Comptroller, through his/her National Bank Examiner, has examined the Bank, and his/her findings are contained in the Report of Examination ("ROE") for the examination that commenced on January 3, 2005.

In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and Board of Directors ("Board"), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

                                    ARTICLE I

                                  JURISDICTION

(1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C.ss.1818(b)(1).

(2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12
U.S.C.ss.1818(e)(1) and 12 U.S.C.ss.1818(i)(2).

(3) This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R.ss.5.51(c)(6)(ii). See 12 U.S.C.ss.1831i.

(4) This Agreement shall be construed to be a "written agreement" within the meaning of 12 U.S.C.ss.1818(u)(1)(A).

(5) All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to:

Kristin A. Kiefer
Assistant Deputy Comptroller
New York Metro West
343 Thornall Street, Suite 610
Edison, New Jersey 08837

                                   ARTICLE II

                              COMPLIANCE COMMITTEE

(1) Within sixty (60) days, the Board shall appoint a Compliance Committee of at least six (6) Directors, of which no more than three (3) shall be employees of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C. ss. 371c(b)(1)), or a family member of any such person. Upon appointment, the names of the members of the Compliance Committee shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Agreement.

(2) The Compliance Committee shall meet at least monthly.

(3) Within thirty (30) days of the appointment of the Committee and quarterly thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

    (a) Actions taken to comply with each Article of this Agreement; and

    (b) The results of those actions.

    (c) A description of the actions needed to achieve full compliance with each Article of this Agreement.

(4) The Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the Assistant Deputy Comptroller.

                                   ARTICLE III

                        BOARD AND MANAGEMENT SUPERVISION

(1) Within ninety (90) days, the Board and management shall strengthen supervision presently being provided to the Bank by assessing the Board of Director's effectiveness, the Bank's management structure, and staffing requirements in light of the Bank's present condition. At a minimum, the Board and management shall assess:

    (a) For the Board:

        (i) The Board's strengths and weaknesses, including an analysis of the necessary qualifications and skills for individual members to serve as effective directors and properly supervise the bank's affairs;

        (ii) An assessment of the Board committees, especially the Audit Committee, to ensure members are knowledgeable of what is required to establish an effective audit program and capable of implementing this program;

        (iii) An assessment of individual members qualifications and skills compared to necessary qualifications and skills to properly supervise the bank's affairs;

        (iv) An assessment of whether Board members are receiving adequate information on the operation of the Bank to enable them to fulfill their fiduciary responsibilities and other responsibilities under law;

        (v) Recommendations to correct or eliminate any other deficiencies in the supervision or organizational structure of the Bank.

    (b) For management:

        (i) The identification of present and future management and staffing requirements of each area of the Bank, with particular emphasis given to the commercial lending, credit administration, loan workout, compliance (especially Bank Secrecy Act area), audit, risk management, and financial areas;

        (ii) An evaluation of current lines of authority, reporting responsibilities and delegation of duties for all officers, including identification of any overlapping duties or responsibilities;

        (iii) An evaluation of each senior officer's qualifications and abilities, at a minimum for senior vice president and above, and a determination of whether each of these individuals possesses the experience and other qualifications required to perform present and anticipated duties of his/her officer position;

        (iv) An evaluation of each objective by which management's effectiveness will be measured;

        (v) Recommendations as to whether management or staffing changes should be made, including the need for additions to or deletions from the current management team; and

        (vi) A training program to address identified weaknesses in the skills and abilities of the Bank's staff and management team.

(2) Within (90) days, the Board shall ensure that the bank has completed a bank wide risk assessment that discusses and reviews all risks relevant to the bank (e.g. credit, interest rate, liquidity, price, transaction, compliance, strategic, and reputation) and including new products and services being considered. The risk assessment should describe for each risk the current risk position, the likely direction of risk over the next twelve months, and the controls in place to mitigate risks. Findings from the risk assessment should be submitted to and reviewed by the Board.

(3) Within ninety (90) days the Board shall develop, implement, and thereafter ensure Bank adherence to a written plan, with specific time frames, that will correct any deficiencies identified as part of the reviews required.

(4) The Board shall ensure that the Bank has satisfactory processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

(5) Copies of the Board's written plan shall be forwarded to the Assistant Deputy Comptroller. The Assistant Deputy Comptroller shall retain the right to determine the adequacy of the report and its compliance with the terms of this Agreement. In the event the written plan, or any portion thereof, is not implemented, the Board shall immediately advise the Assistant Deputy Comptroller, in writing, of specific reasons for deviating from the plan.

                                   ARTICLE IV

                                   CREDIT RISK

(1) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to improve credit risk processes, especially for problem loan management. The program shall include, but not be limited to:

    (a) Review and/or development of adequate procedures to ensure accuracy of risk ratings and proper and timely problem loan identification;

    (b) Review and/or development of adequate procedures to ensure appropriate non accrual designations, along with proper accounting treatment;

    (c) Review and/or development of adequate procedures to obtain independent valuations, including liquidation values with sales and marketing costs deducted, for collateral on problem loans;

    (d) Review and/or development of adequate procedures to ensure sufficient specific loan loss allocations as part of the impairment analysis required by FAS 114 on loan impairment; and

    (e) Review and/or development of adequate procedures to ensure timely recognition of loan losses, within the quarter of discovery, and in accordance with SFAS 5.

(2) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to improve problem loan management. The program shall include, but not be limited to:

    (a) Procedures for improving the overall quality, including substance and specificity, of the problem loan reports i.e. Classified Credit Memoranda (CCM's) for the following:

        (i) Brief description of the borrower's background, causes of problems, and delinquency and accrual status.

        (ii) Basis for the criticism with specific triggering events and timeframes for upgrading or downgrading risk ratings.

        (iii) Specific workout strategies to remove the basis for criticism, target dates, and performance criteria to measure progress toward resolution. Reasons why an objective was not met and alternative courses of action in the event the primary strategy is not feasible.

        (iv) Rationale supporting specific loan loss allocations as required by FAS 114 for loan impairment.

        (v) Losses taken to date and estimates of possible additional losses in succeeding quarters or the full year.

(3) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to strengthen general loan administration. The program shall include, but not be limited to:

    (a) Complete revision of the general credit policy, submit the final version to the Board for approval, and ensure it is effectively implemented.

    (b) Amend policies to include the frequency and type (e.g. compilation, review, or CPA audited) of financial statements required based on the loan size and risk. Also, clarify interim financial statement requirements.

    (c) Improve quality and timeliness of credit analysis in credit approvals and ongoing analysis when updated financials are received, specifically for business operations, management, markets, competition, etc. and discuss reasons for changes in performance.

    (d) Review reasonableness of concentrations of credit to the nursing home and hospitality industries and make changes as appropriate. At a minimum, adopt aggregate Board approved limits for these concentrations of credit due to their larger size and the specialized nature of the industries.

    (e) Ensure the credit administration officer's lending authority, carried over from a prior position, is promptly retracted to improve separation of the credit line management from credit administration.

    (f) Review adequacy of policies and procedures to ensure adherence with Banking Circular 181 -- Purchases of Loans in Whole or In
        Part-Participations, dated August 2, 1984.

    (g) Review adequacy of policies and practices governing loan covenants to ensure they effectively are used to obtain necessary and satisfactory financial information and require borrower's to comply with key financial items like debt service coverage, leverage, minimum working capital, minimum net worth, etc. Also, policies should discuss the process for tracking covenants and documenting covenant noncompliance.

    (h) Improve credit file documentation to reflect the borrower's current status, analysis of repayment ability, and general written memos supporting account officer's conclusions.

    (i) Review adequacy of procedures for tracking and following up on open credit file documentation items to ensure they are sufficient to include tasks outsourced to attorneys.

(4) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to enhance the Allowance for Loan and Lease Losses (ALLL). The program shall include, but not be limited to:

    (a) Improve analysis of the ALLL by segmenting the large "Commercial General" migration loan pool into several smaller pools consisting of loans with similar risk characteristics, which would provide more meaningful and accurate analysis.

    (b) Expand use of impairment analyses on individual loans as required in FAS 114, which typically would include loans classified doubtful, large loans classified substandard, non-accrual loans, and other large exposures with unique risks. Also, clear documentation must be maintained supporting the basis for impairment amounts (uniform template forms may help facilitate the analysis).

    (c) Amend the ALLL policy to describe loans requiring impairment analyses, line officer/line management responsibilities for developing impairment calculations, and requirements for documentation supporting impairment analyses.

    (d) Expand ALLL information forwarded to the Board to include qualitative factors impacting ALLL adequacy.

(5) The Board shall submit a copy of the above revised programs to the Assistant Deputy Comptroller.

(6) At least quarterly, the Board shall prepare a written assessment of the bank's credit risk, which shall evaluate the Bank's progress under the aforementioned programs. The Board shall submit a copy of this assessment to the Assistant Deputy Comptroller.

(7) The Board shall ensure that the Bank has sufficient processes, personnel, and control systems to ensure implementation of and adherence to the programs developed pursuant to this Article.

                                    ARTICLE V

                           MATTERS REQUIRING ATTENTION

Within ninety (90) days, the Board and management shall address the Matters Requiring Attention cited in the Report of Examination that relate to Compliance Management and Information Security.

                                   ARTICLE VI

                                 INTERNAL AUDIT

(1) Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to an independent, internal audit program that includes the following:

    (a) Revise policies and procedures to improve effectiveness of Board Audit Committee oversight to ensure an adequate internal audit program, qualified and sufficient internal audit staff, timely correction of identified deficiencies, and an effectively administered audit program.

    (b) Strengthen the internal audit program by performing the following:

        (i) Engage an independent firm to review the recently completed self-assessments of Audit Committee members to determine adequacy of their qualifications and their independence;

        (ii) Engage an independent firm to evaluate qualifications of the internal audit manager and internal audit staff as well as the audit manager's administrative capabilities;

        (iii) Revise the internal audit risk assessment and resulting schedule to ensure they are risk based and include all significant areas of bank operations and important processes;

        (iv) Review and revise procedures to ensure they are sufficient to properly enforce management accountability for correcting identified deficiencies;

        (v) Improve the quality of internal audit reports to ensure the scope and coverage is clear and reasonable, provide useful and specific recommendations, and detail individual loans or other matters with deficiencies.

(2) As part of this audit program, the Board shall evaluate the audit reports of any third party providing services to the Bank, and shall assess the impact on the Bank of any audit deficiencies cited in such reports.

(3) The Board shall ensure that the audit function is supported by an adequately staffed department or outside firm, with respect to both the experience level and number of the individuals employed.

(4) The Board shall ensure that the audit program is independent. The persons responsible for implementing the internal audit program described above shall report directly to the Audit Committee of the Board, which shall have the sole power to direct their activities. All reports prepared by the audit staff shall be filed directly with the Board and not through any intervening party.

(5) If the Board becomes aware of one or more "material weaknesses" in the "internal control structure and procedures for financial reporting," and if the weaknesses are not corrected within the quarter identified, the Board must notify the management of the Yardville National Bancorp of the existence of the "material weaknesses." For purposes of this Article, "material weaknesses" and "internal control structure and procedures for financial reporting," have the same meaning as the terms are used in Section 404 of the Sarbanes-Oxley Act of 2002 and Statement on Auditing Standards No. 60 ("SAS 60"), respectively.

(6) Upon adoption, a copy of the internal audit program shall be promptly submitted to the Assistant Deputy Comptroller.

                                   ARTICLE VII

                                CAPITAL ADEQUACY

(1) The Bank shall achieve by November 30, 2005 and thereafter maintain the following capital levels (as defined in 12 C.F.R. Part 3):

    (a) Total risk based capital equal to ten and three quarter percent
        (10.75%);

    (b) Tier 1 capital at least equal to nine and three quarter percent (9.75%) of risk-weighted assets;

    (c) Tier 1 capital at least equal to seven and one half percent (7.5%) of adjusted total assets.

(2) The requirement in this Agreement to meet and maintain a specific capital level means that the Bank may not be deemed to be "well capitalized" for purposes of 12 U.S.C.ss.1831o and 12 C.F.R. Part 6 pursuant to 12
C.F.R.ss.6.4(b)(1)(iv).

(3) The Board shall not declare and the Bank may not pay a dividend except as provided by 12 U.S.C.ss.ss.56 and 60 and with the prior written approval of the Assistant Deputy Comptroller.

                                  ARTICLE VIII

                                     CLOSING

(1) Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or prior written determination of no supervisory objection, the Board has the ultimate responsibility for proper and sound management of the Bank.

(2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

(3) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

(4) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

(5) This Agreement is intended to be, and shall be construed to be, a supervisory "written agreement entered into with the agency" as contemplated by 12 U.S.C. ss. 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. ss. 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or prior arrangements between the parties, whether oral or written.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his/her hand on behalf of the Comptroller.

    Kristin A. Kiefer                                     August 31, 2005

    Kristin A. Kiefer                                     Date

    Assistant Deputy Comptroller

    New York Metro West

================================================================================

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

    James E. Bartolomei                                   August 31, 2005

    James E. Bartolomei                                   Date

    Elbert G. Basolis, Jr.                                August 31, 2005

    Elbert G. Basolis, Jr.                                Date

    Lorraine Buklad                                       August 31, 2005

    Lorraine Buklad                                       Date

    Jay G. Destribats                                     August 31, 2005

    Jay G. Destribats                                     Date

    Anthony M. Giampetro, MD                              August 31, 2005

    Anthony M. Giampetro, MD                              Date

    Sidney L. Hofing                                      August 31, 2005

    Sidney L. Hofing                                      Date

    Gilbert W. Lugossy                                    August 31, 2005

    Gilbert W. Lugossy                                    Date

    Samuel D. Marrazzo                                    Date

    Louis R. Matlack, PhD                                 August 31, 2005

    Louis R. Matlack, PhD                                 Date

    George D. Muller                                      Date

    Patrick M. Ryan                                       August 31, 2005

    Exhibit A

    Patrick M. Ryan                                       Date

    Martin Tuchman                                        August 31, 2005

    Martin Tuchman                                        Date

    F. Kevin Tylus                                        August 31, 2005

    F. Kevin Tylus                                        Date

    Christopher S. Vernon                                 August 31, 2005

    Christopher S. Vernon                                 Date

    Robert Workman                                        August 31, 2005

    Robert Workman                                        Date